SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 1, 2022

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NMRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As reported by Nemaura Medical, Inc., a Nevada corporation (the “Company”), on its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2021, the Company entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Agent”) pursuant to which the Company may offer and sell from time to time to or through the Agent shares of the Company’s common stock, $0.001 par value per share (“Common Stock”).

On April 1, 2022, the Company and Agent entered into an amendment (the “Amendment”) to the ATM Agreement, pursuant to which the parties agreed to expand the meaning of the defined term “Registration Statement” in the ATM Agreement to include, for the period from April 1, 2022 and thereafter, a new shelf registration statement (File Number 333-263618) on Form S-3 (“New Registration Statement”) that was filed on March 16, 2022 with the Commission and declared effective by the Commission on March 28, 2022. No other changes to the ATM Agreement were made by the Amendment.

The offer and sale of shares of Common Stock through the Agent will be made pursuant to the New Registration Statement, and a related prospectus supplement filed with the SEC on the date hereof pursuant to which the Company is offering shares of its Common Stock having an aggregate offering price of up to $3,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The legal opinion of Anthony L.G., PLLC relating to the Common Stock being offered pursuant to the ATM Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Anthony L.G., PLLC.
10.1	Amendment, dated April 1, 2022, by and between Nemaura Medical Inc. and H.C. Wainwright & Co., LLC.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

By:	/s/ Dewan F. H. Chowdhury
Dewan F. H. Chowdhury Chief Executive Officer

Date: April 1, 2022